UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2013

NetSpend Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34915	20-2306550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suit 1300

Austin, Texas

(Address of Principal executive offices, including Zip Code)

(512) 532-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

In November 2012, two private equity firms that had expressed preliminary interest in acquiring the ownership interest of JLL Partners Fund IV, L.P. and JLL Partners Fund V, L.P. (together, the “JLL Funds”) in NetSpend Holdings, Inc. (the “Company”) entered into confidentiality agreements with the Company that, in the case of one private equity firm, for a period of one year, and in the case of the second private equity firm, for a period of two years, provided, among other things, that they could only make proposals relating to the JLL Funds’ stock interest in the Company and would not request a waiver of the standstill provisions.  On May 10, 2013, the Company sent the two private equity firms a letter affirmatively waiving the “don’t ask, don’t waive” provisions of these agreements, thus permitting those parties to request a waiver of the standstill in order to submit acquisition proposals consistent with Section 6.3 of the Agreement and Plan of Merger, dated as of February 19, 2013, by and among Total System Services, Inc., General Merger Sub, Inc. and the Company.

SUPPLEMENT TO PROXY STATEMENT

The following information amends and/or supplements the proxy statement filed by the Company dated April 23, 2013 (the “proxy statement”) and should be read in conjunction with the proxy statement, which should be read in its entirety. Any page references in the information below are to pages in the proxy statement, and terms used below have the meanings set forth in the proxy statement, unless otherwise defined below.

The Merger — Background of the Merger Agreement

The fifth sentence of the first paragraph on page 36 should be deleted in its entirety and replaced with the following:

On May 10, 2013, NetSpend sent each of the private equity firms a letter affirmatively waiving the “don’t ask, don’t waive” provisions of these confidentiality agreements, thus permitting those parties to request a waiver of the standstill in order to submit acquisition proposals to the Company as possible alternatives to the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2012 Annual Report on Form 10-K, the Company’s 2012 Annual Report on Form 10-K/A and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference.  The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger.  In connection with the proposed merger, the Company filed a definitive Proxy Statement with the SEC on April 23, 2013.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the Company (when available) free of charge at the SEC’s Web site at www.sec.gov or in the Investor Relations section of the Company’s Web site at www.netspend.com. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to NetSpend Holdings, Inc., Attn: Secretary, Telephone (512) 532-8200.

Participants in Solicitation

The Company and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information concerning the interests of the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 19, 2013.  Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation has been included in the definitive proxy statement relating to the transaction as filed with the SEC on April 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSPEND HOLDINGS, INC.

By:	/s/ George W. Gresham
Name:	George W. Gresham
Title:	Chief Financial Officer

Date: May 13, 2013